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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this annual report on Form 10-K of our report dated January 27, 1996 on our audit of the financial statements of Asahi Komag Co., Ltd. as of December 31, 1995 and 1994 and for the three years in the period ended December 31, 1995.

                                                 CHUO AUDIT CORPORATION

Tokyo, Japan
March 5, 1996